UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
January 12, 2015

 bebe stores, inc.
(Exact name of registrant as specified in its charter)

California	0-24395	94-2450490
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
400 Valley Drive
Brisbane, CA 94005
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(415) 715-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Results of Operations and Financial Condition
ITEM 7.01 Regulation FD Disclosure
On January 12, 2015, bebe stores, inc. issued a press release announcing preliminary comparable store sales results and updated guidance for the second quarter of fiscal 2015. A copy of the January 12, 2015 press release is attached hereto as Exhibit 99.1 to this Form 8-K.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit No.    Description

99.1	Press release dated January 12, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2015	bebe stores, inc.

By:    /s/ Liyuan Woo

Name:	Liyuan Woo

Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.    Description

99.1	Press release dated January 12, 2015.